SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                September 1, 1999


                             WINN-DIXIE STORES, INC.
             (Exact name of registrant as specified in its charter)


      Florida                        1-3657                     59-0514290
(State of Incorporation)       (Commission File Number)       (IRS Employer
                                                             Identification No.)


                               5050 Edgewood Court
                           Jacksonville, Florida 32224
          (Address, including zip code, of principal executive offices)

                                 (904) 783-5000
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)



Item 5.  Other Events

         By press release dated September 1, 1999, Winn-Dixie Stores, Inc. announced the retirement of James Kufeldt as President and Director of Winn-Dixie Stores, Inc., and the election of Mr. A. Dano Davis, Chairman of the Board and Principal Executive Officer, to the position of President, effective August 31, 1999. Reference is made to the press release of Registrant, issued on September 1, 1999, which is incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits

   (a)  Financial statements of business acquired:  Not applicable

   (b) Pro forma financial information: Not applicable

   (c) Exhibits :

           99.1   Winn-Dixie Stores, Inc. Press Release dated September 1, 1999





                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:   September 1, 1999                            Winn-Dixie Stores, Inc.


                                                     By: /s/ A. DANO DAVIS
                                                             -------------
                                                             A. Dano Davis
                                                                Chairman